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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported): June 30, 1998 (June 23, 1998)
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                           SYNAGRO TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


            0-21054                                    76-0511324
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    (Commission File Number)                 (IRS Employer Identification No.)


                 5850 SAN FELIPE, SUITE 500 HOUSTON, TEXAS 77057
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             (Address of principal executive offices)    (Zip Code)


     Registrant's telephone number, including area code      (713) 706-6180
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             16000 STUEBNER AIRLINE, SUITE 420 SPRING, TEXAS 77379
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         (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 23, 1998, Synagro Technologies, Inc. (the "Company"), completed the mergers of three of its wholly-owned subsidiaries formed for the acquisitions with and into A&J Cartage, Inc., a Wisconsin corporation ("A&J"), Michigan Organic Resources, Inc., a Michigan corporation ("MORI"), and A&J Cartage, Inc., Southeast, a Florida corporation ("A&J Southeast," and collectively with A&J and MORI, the "Sellers"), resulting in the Sellers becoming wholly-owned subsidiaries of the Company. The Sellers are full service biosolids management companies with operations in Florida, Illinois, Michigan, Oklahoma and Wisconsin. The consideration paid in the mergers was 1,812,533 shares of the Company's common stock, par value $.002 per share ("Common Stock"), and approximately $5,731,400 million in cash and notes, subject to certain adjustments based on the Sellers' balance sheet as of the date of the closing. The amount of such consideration, the cash portion of which was financed by the Company's available cash balances, was determined by negotiations between the Company, the Sellers and the principal stockholders of each of the Sellers. No material relationship exists between the Sellers or their principal stockholders and the Company or any of its affiliates, any director or officer of the Company or any associate of any such officer or director. However, in connection with the mergers, the Company entered into an employment agreement with James A. Jalovec, the sole stockholder of A&J and a stockholder of MORI and A&J Southeast, pursuant to which Mr. Jalovec was named Chief Operating Officer of the Company.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  To be filed by amendment on or before September 7, 1998.

         (b)      Pro Forma Financial Information.

                  To be filed by amendment on or before September 7, 1998.

         (c)      Exhibits.

         The following exhibits, from which schedules have been omitted and will be furnished to the Commission upon its request, are filed with this report on Form 8-K.


     2.1          -- Plan and Agreement of Merger among Synagro Technologies,
                     Inc.; Synagro Sub Corp. Wisconsin, Inc.; A&J Cartage, Inc.; and James A. Jalovec dated as of June 23, 1998


     2.2          -- Plan and Agreement of Merger among Synagro Technologies,
                     Inc.; Synagro Sub Florida, Inc.; A&J Cartage, Inc.; A&J Cartage, Inc. Southeast; James A. Jalovec; and Karl R. Sattler dated June 23, 1998


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     2.3          -- Plan and Agreement of Merger among Synagro Technologies,
                     Inc.; Synagro Sub Corp. Michigan, Inc.; Michigan Organic Resources, Inc.; James A. Jalovec; and Donald R. Hoekstra dated June 23, 1998

     4.1          -- Registration Rights Agreement among Synagro
                     Technologies, Inc.; James A. Jalovec; Karl R. Sattler; and Donald R. Hoekstra dated June 23, 1998

    10.1          -- Employment Agreement among Synagro Technologies, Inc.
                     and James A. Jalovec dated June 23, 1998


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SYNAGRO TECHNOLOGIES, INC.


                                         By: /s/ Daniel L. Shook
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                                                    Daniel L. Shook,
                                                   Vice President and
                                                 Chief Financial Officer

June 30, 1998

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                                    EXHIBITS

    EXHIBIT
      NO.

     2.1          -- Plan and Agreement of Merger among Synagro Technologies,
                     Inc.; Synagro Sub Corp. Wisconsin, Inc.; A&J Cartage, Inc.; and James A. Jalovec dated as of June 23, 1998

     2.2          -- Plan and Agreement of Merger among Synagro Technologies,
                     Inc.; Synagro Sub Florida, Inc.; A&J Cartage, Inc.; A&J Cartage, Inc. Southeast; James A. Jalovec; and Karl R. Sattler dated June 23, 1998

     2.3          -- Plan and Agreement of Merger among Synagro Technologies,
                     Inc.; Synagro Sub Corp. Michigan, Inc.; Michigan Organic Resources, Inc.; James A. Jalovec; and Donald R. Hoekstra dated June 23, 1998

     4.1          -- Registration Rights Agreement among Synagro Technologies,
                     Inc.; James A. Jalovec; Karl R. Sattler; and Donald R. Hoekstra dated June 23, 1998

    10.1          -- Employment Agreement among Synagro Technologies, Inc.
                     and James A. Jalovec dated June 23, 1998